UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
 __________________
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2015
    __________________
Neff Corporation
(Exact name of registrant as specified in its charter)
  __________________

Delaware	001-36752	37-1773826
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178 (Address of principal executive offices) (Zip Code)
(305) 513-3350 (Registrant’s telephone number, include area code)
N/A (Former Name or Former Address, if Changed Since Last Report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On August 3, 2015, Neff Corporation (the “Company”) announced its financial results for the quarter ended June 30, 2015. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this current report on Form 8-K.
The information furnished under this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.    Regulation FD Disclosure.
In connection with the issuance of the press release, the Company is holding a public conference call on August 4, 2015 at 10:00 a.m. (Eastern Daylight Time) to review its second quarter 2015 financial results. The Company will post on its website a slide presentation that will accompany the conference call. To access the slide presentation, go to the Investors section of the Company’s website at www.neffrental.com.
The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed below shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release issued on August 3, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neff Corporation
Date:
August 3, 2015	By:	/s/ Mark Irion
Mark Irion
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on August 3, 2015